
UNITED
DOGECOIN

# DISCLAIMER

UNITED DOGECOIN

This presentation (the "Presentation") contains forward-looking statements in respect of future events or the future financial performance of United Dogecoin, Inc. (the "Company" or "UNITED DOGECOIN"). Please carefully review the following notice and disclaimer.

NOTICE TO RECIPIENT: This investment is suitable only for sophisticated investors for whom an investment does not constitute a complete investment program, who do not require immediate liquidity for their investment and who fully understand and are willing to assume the risks involved. An investment may be considered to involve a substantial degree of risk, and an investor could lose all or a substantial amount of his or her investment. This document is not an offer to sell (or solicitation of an offer to buy) any interest in the Company. These materials may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement. The materials may not be circulated outside of the recipient's organization, publicly referred to, or disclosed, in whole or in part, without express written permission.

DISCLAIMER: This presentation does not purport to be all inclusive or contain all the information that a prospective investor may require to fully evaluate an investment in the contemplated transaction. Prospective investors should conduct their own thorough investigation and due diligence before making an investment. This Presentation contains forward-looking statements and forward-looking information. Forward-looking information in this presentation are based on certain assumptions and expected future events. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Readers are further cautioned not to place undue reliance on forward-looking statements, as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated.

Forward-looking statements contained in this presentation are expressly qualified by this cautionary statement and reflect the Company's expectations as of the date hereof and are subject to change thereafter. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking information, except as required by applicable law. Often, but not always, forward-looking statements can be identified by the use of words or phrases, including but not limited to, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved.Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. This presentation contains forward-looking statements subject to change, including but not limited to revenue projections based on a DOGE price of $0.09 USD, including but not limited to monthly mining revenue, monthly gross profit, monthly profit per miner, and annual gross profit.

Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement and reflect the Company's expectations as of the date hereof and are subject to change thereafter. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking information, except as required by applicable law.

This communication does not constitute investment, legal, accounting, or tax advice. Nothing herein should be construed as a recommendation to invest in any strategy or project described. Prospective investors should consult their own legal, financial, and tax advisors to determine the appropriateness of any investment and to understand the risks associated with such investment.
The contemplated project involves the potential combination of the Company with a publicly traded company. This initiative is speculative in nature, may not result in any transaction, and involves a high degree of risk. No assurance can be given that the acquisition will be completed, that the proposed business strategy of the combined company will be implemented, or that the combined company with be profitable. Digital assets are highly speculative and involve substantial risks. These risks include price volatility, rapidly changing technology, security vulnerabilities such as theft or loss of cryptographic keys, and counterparty risk from exchanges and custodians. Markets for digital assets are volatile and subject to manipulation, illiquidity, and sudden price swings. There is no assurance that any digital asset will maintain value, achieve adoption, or remain transferable. The past performance of the cryptocurrency markets and currently existing cryptocurrency treasury companies is not indicative of future results, including the performance of any investment described in these materials.

The regulatory environment of the cryptocurrency market and of companies that invest in cryptocurrencies is unclear at this time. Numerous laws are potentially applicable to the cryptocurrency markets, to companies that invest in cryptocurrencies, and to companies that provide investment advice to companies that invest in cryptocurrencies, including but not limited to the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Commodity Exchange Act. Any such laws and related regulations and interpretations may be amended or modified at any time, including by court decision, and the application of such laws and related rules and regulations may potentially have adverse consequences to the performance of any investment described in these materials.

Digital assets are held with third-party custodians. The Company is not responsible for their independent acts, omissions, solvency, or security. Risks associated with custodians include insolvency, breach or other acts that result in the loss of assets, will not be the responsibility of the Company. The Company makes no assurance regarding the adequacy of a custodian's safeguards or insurance.

Investments in early-stage ventures, control transactions, and digital assets involve substantial risk, including the complete loss of capital. You should not invest unless you can bear the risk of total loss. By reviewing this material, you acknowledge that you have read and understood this disclaimer and agree not to rely solely on the information presented herein in making any investment decision.

# PIPE OFFERING SUMMARY

UNITED DOGECOIN

| | |
|---|---|
| **Acquirer** | Shuttle Pharmaceutical Holdings, Inc. (Nasdaq: SHPH) |
| **Transaction** | Acquisition of United Dogecoin, Inc. with a concurrent PIPE |
| **PIPE Size** | $20,000,000 aggregate gross proceeds |
| **Anticipated Closing** | Week of April 27th, 2026 |
| **Pre-Money Valuation (United Dogecoin)** | $40,000,000 |
| **Share Price** | ~$1.24 [(1)] |
| **PIPE Price** | 20% discount |
| **Warrants** | 100% coverage at a 100% strike price |

(1) Based on the price per share on the day of closing

UNITED DOGECOIN

DOGECOIN MINING

TREASURY HOLDING

UNITED DOGECOIN

Our mission is to be the **leader in the Dogecoin sector** through high-efficiency mining operations and strategic coin accumulation, building a **robust reserve** that strengthens our **long-term position** and sets us apart through innovation, consistency, and expert execution.

# OPPORTUNITY

UNITED DOGECOIN

**United Dogecoin is seeking to enter the public market at industry-leading scale with 7000 miners at an estimated 80% cost advantage to industry peers.**

At United Dogecoin, we generate DOGE at a cash cost of only $0.07, meaning we can produce each coin for far less than it costs investors to purchase it on the open market even during historic bear market conditions. Our low-cost structure is the foundation for scalable, long-term growth and consistent returns.

United Dogecoin has secured up to **27MW** of data center space powered by renewable energy.

Up to **$20M raise** allocated to exercise our right to a secured purchase order of up to 7,000 newest generation ElphaPex Mining Rigs, DOGE Treasury, working capital and to the legacy business.

| Total Hashrate | Initial DOGE Mining Market Share | Total Power Draw |
|---|---|---|
| **100,800 GH/s** | **4%+** | **27MW** |

United Dogecoin will dynamically optimize its hardware mix, selecting the most profitable combination of ElphaPex DG1+ and DG2 miners at the time of purchase to maximize operational efficiency and ROI.

# WHY NOW? INDUSTRY ADVANTAGE

UNITED DOGECOIN

## **Industry Leading Scale:** at a Discount

United Dogecoin currently has a window to **enter the market at leading scale** with hardware allocation up to of 7,000 ElphaPex new generation rigs secured at a **80% discount to competitors,** and preferential payment terms.

## **Cost Advantage:** Producing DOGE Below Market Price

United Dogecoin is seeking to achieve industry-leading efficiency, **producing Dogecoin at a cash cost of $0.07 per DOGE**, driven by $0.055/kWh renewable power, meaning **we can produce each coin for less than it costs to purchase it on the open market.**

## High Trading Volume

Dogecoin has one of the **most active retail investor communities in crypto.** DOGE consistently ranks among the **top 10** cryptocurrencies by daily trading volume, even when its price is relatively low.

## Valuation Arbitrage Opportunity

Public Bitcoin miners with similar operational fundamentals currently trade at multi-billion-dollar valuations, despite increasingly compressed margins and intense competition.

**Now is a rare window to enter Dogecoin mining at scale.** DOGE is one of the most widely distributed tokens after Bitcoins. Dogecoin's ownership is broadly distributed, with most held by retail users, minimizing risk of manipulation and strengthening long-term credibility. Compared to Bitcoin, DOGE offers lower network difficulty, faster block times, and shorter ROI, making it far more accessible and profitable for new miners.

Despite being the **second most-mined Proof-of-Work asset** and **strong market liquidity**, Dogecoin has zero dedicated public mining exposure. This disconnect presents a unique public market arbitrage opportunity. A DOGE-first mining company doesn't just capture strong economics, it owns the brand narrative in one of crypto's most iconic, community-driven ecosystems, **with the potential to trade at a premium simply by leading in an untapped category.**

# MARKET OPPORTUNITY

UNITED DOGECOIN

| Global Digital Payments | Creator & Influencer Economy | Loyalty & Rewards | Micropayments & Gaming |
|---|---|---|---|
| **$10T+** | **$250B+** | **$90B+** | **$60B+** |
| Dogecoin is fast, low-cost peer-to-peer currency | Micro-tipping and fan engagement | Brand adoption via Doge-based incentives | In-game and cross-platform payments |

Dogecoin's low-friction design and brand ubiquity position it as a **utility layer for the everyday internet economy.**

**Dogecoin's evolution from meme to mainstream currency follows a clear roadmap:**

1. **Integration** — Expand Doge payment rails across major commerce, gaming, and creator platforms.
2. **Utility** — Enable Dogecoin as a reward, tip, and payment token through APIs and plug-ins.
3. **Liquidity** — Partner with fintechs and neobanks to enable seamless fiat-on/off ramps.
4. **Adoption** — Leverage cultural influencers and existing communities for organic user growth.

# MARKET INSIGHTS: Cryptocurrency

**The crypto market in 2025 matured, with stronger fundamentals, deeper institutional involvement, and real-world use cases gaining traction. There is a strong crypto-friendly political climate emerging. Trump's backing for establishing a U.S. Bitcoin reserve and boosting domestic mining dominance suggests strong institutional tailwinds ahead.**

**INSTITUTIONAL ADOPTION IS ACCELERATING**

**US REGULATORY LANDSCAPE IS SHIFTING**

**REAL-WORLD ASSET TOKENIZATION IS SCALING UP**

**CORPORATE BITCOIN ACCUMULATION IS BOOMING**

## Momentum Is Building

Bitcoin's halving cycle, ETF expansion, and increasingly favorable policies set the stage for a bullish 2026. The Company expects deeper BTC integration into macro systems, rising altcoin traction, and acceleration in real-world asset tokenization.

While regulatory challenges remain, new ATHs are likely, and crypto's disruption of traditional finance may only be just the beginning.

## Mainstream Accessibility & Institutional Legitimacy

Following the success of Bitcoin and Ethereum ETFs, 2026 could be a breakout year for broader crypto ETF adoption, and the Company believes that Dogecoin is one of the standout contenders.

The SEC is reviewing over 70 crypto ETF applications with **Solana and Dogecoin** having emerged as clear winners in the alt-coin space with dominating ETF filings and merchant integration stories, which the Company believes is an institutional signal that its inclusion reflects growing interest in highly liquid, community-driven assets beyond BTC and ETH.

# DOGECOIN OVERVIEW

UNITED DOGECOIN

**Dogecoin is a decentralized, open-source digital currency with a growing user base and community alongside Bitcoin.**

## What is Dogecoin Mining?

Dogecoin mining is how new Dogecoins are created. To mine Dogecoin, powerful hardware solves complex math puzzles. Solving these puzzles secures the network and confirms transactions. The miners are rewarded with new Dogecoins for doing this work. The more machines you have online, the faster you will solve the puzzles and the more Dogecoin you will be rewarded.

| Market Cap | Market Cap Rank | Dogecoin Wallets | Circulating Supply | Current Network Hashrate<br>April 2, 2026 |
|---|---|---|---|---|
| $14.6B | #9 | 8M | 153B | 2.5PH/s |

### How It's Used

Dogecoin is used for **Digital Payments** as it continues to become more widely accepted, as an **investment** to store value, and as a **remittance tool** allowing fast, low-cost international money transfers.

### How It's Different

Dogecoin is intentionally abundant, with 10,000 new coins mined every minute and no maximum supply. It has faster access speeds and more affordable transactions than other cryptocurrencies.

# STRATEGIC PILLARS

A first-mover in the space focused on two strategic pillars:

## DOGECOIN MINING OPERATIONS

- Operate **high-efficiency mining rigs** to validate Dogecoin transactions and earn block rewards
- Produce DOGE at a **cost below market rate**, generating built-in margin
- Scale mining infrastructure to increase monthly DOGE output

## LONG-TERM DOGE ACCUMULATION

- Hold mined DOGE on the balance sheet as a strategic treasury reserve
- Avoid forced selling into weak markets, maximize upside in future cycles
- Build asset value alongside mining growth

## INVESTOR VALUE PROPOSITION

- Exposure to Dogecoin's long-term value without needing to own the asset directly
- Scarcity-driven positioning: first-mover among public DOGE-focused companies
- Clear, disciplined capital allocation focused on infrastructure + asset growth

PILLAR ONE:

## DOGECOIN MINING OPERATIONS



*ElphaPex DG1+ Miners at partner facility

# OPERATIONS

UNITED DOGECOIN



**Priority Access to Next-Gen Mining Hardware**

**Low-Cost, Renewable Energy Contracts**

**Experienced Data Center Operators**

*Partner facility in Texas

The synergistic combination of **in-demand hardware, advanced infrastructure requirements,** and **specialized operational expertise** potentially establishes significant barriers to entry within a rapidly expanding and highly lucrative industry.

**United Dogecoin** seeks to employ redundant, low cost power solutions to guarantee uninterrupted operations. Partnered with an industry leading operational team, United Dogecoin expects to be able to scale profitability, minimize downtime and maximize equipment lifespan.

With a commitment to operational excellence and scalability, we bypass barriers to entry and tap into the power of Dogecoin mining.

# DOGECOIN MINING INFRASTRUCTURE

UNITED DOGECOIN

## Powering Profitability Through Strategic Partnership

Our Dogecoin mining operations are powered by a fully integrated, turnkey partnership, giving us direct access to **ultra-low-cost, behind-the-meter renewable energy at a pass through cost of** $0.055/kWh. By co-locating high-density compute infrastructure at wind, solar, and hydro generation sites, we eliminate grid congestion, transmission fees, and curtailment risk — ensuring fixed-cost power contracts and **95%+ uptime.**

With an operational team that has over **8 years of experience in cryptocurrency mining**, this partnership ensures high uptime, low operating expenses, and a minimal carbon footprint—unlocking long-term profitability in one of the most resilient and community-driven cryptocurrencies.

### Modular Data Centers

The infrastructure is engineered for high-performance workloads and can rapidly expand from tens to hundreds of megawatts. Fully ESG-compliant and backed by proven, operational assets, this model enables us to scale faster, lower operational costs, and deliver long-term cost predictability in a highly competitive mining environment.



**Power Sources** WIND SOLAR HYDRO

**Strategically located in Texas, a cryptocurrency mining friendly jurisdiction.**

# EQUIPMENT

**Elphapex miners deliver industry-leading performance with substantially lower power consumption and operating costs. Engineered for merged mining, the hardware simultaneously mines Dogecoin and Litecoin using the same hashpower, requiring no additional power or capital expenditure  while capturing rewards from both chains**

## ElphaPex DG2 DOGE and LTC Miner

The Elphapex DG2 is redefining Scrypt mining with unprecedented efficiency, **achieving 0.19 J/MH.**

This is the **first ASIC miner to break the 0.2 J/MH barrier** for Litecoin (LTC) and Dogecoin (DOGE) mining, marking the beginning of the 0.1x efficiency era, setting a new benchmark for next-generation crypto mining hardware.

The ElphaPex DG2 **maximizes mining profitability while reducing operational costs.** With a powerful 20GH/s hashrate and ultra-efficient 3900W power consumption.

**Allocation for DG2 futures have been secured direct with the manufacturer. The upgraded 20G hashrate is expected to increase profitability by an estimated 28% in comparison to the DG 1+ 14.4G.**

## ElphaPex DG1+ DOGE and LTC Miner



The ElphaPex DG 1+ DOGE and LTC Miner is an ASIC miner designed for Scrypt algorithm, specifically targeting DOGE (Dogecoin) and LTC (Litecoin).

It delivers a maximum hashrate of 14.4Gh/s while consuming 3920W of power, resulting in an energy efficiency of 0.28J/MH

# ELPHAPEX

United Dogecoin is pleased to announce the appointment of Payne Cong, Head of Business Development at ElphaPex, the leading manufacturer of Dogecoin and Litecoin mining rigs, to its Board of Directors.

ElphaPex brings a powerful combination of technical expertise, strategic insight, and deep industry connections. As a leader in the crypto mining hardware space and a pioneer in ASIC design, ElphaPex offers unmatched knowledge in optimizing mining efficiency and scalability. Their experience and support adds immense value to our long-term strategy.

**"Dogecoin continues to evolve from a cultural phenomenon into a serious digital asset with staying power. We're proud to support United Dogecoin, a company poised to become a dominant force in Dogecoin mining and accumulation — a uniquely positioned platform at the intersection of efficiency, scale, and long-term value."**

**- Payne Cong,**
**Head of BD at ElphaPex**



# ESTIMATED SCALE & PROFITABILITY

UNITED DOGECOIN

| | |
|---|---|
| Cost of Energy/kwh | $0.055 |
| ElphaPex DG1+ units | 7000 |
| GH/s | 14.4 |
| Watts | 3920 |
| Price per unit | $1700 |
| | |
| Monthly Mining Revenue | $1,498,886 |
| Potential Downtime (3%) | $44,967 |
| Pooling Cost (1%) | $14,539 |
| Power Cost | $1,091,545 |
| **Monthly Gross Profit** | $347,835 |

**Based off of DOGE $0.09 USD**

**Monthly Profit per Miner $49.69 USD**

**Monthly Cost of Electricity per Miner $155.93 USD**


Annual Gross Profit
7000 Miners
$4,174,020 USD

Pricing is at current market evaluation and is subject to change. United Dogecoin intends to dynamically optimize its hardware mix, selecting the most profitable combination of ElphaPex DG1+ and DG2 miners at the time of purchase to maximize operational efficiency and ROI.



*ElphaPex DG1+ Miners at partner facility

UNITED DOGECOIN

PILLAR TWO:

# LONG-TERM DOGE ACCUMULATION

Accelerate Growth & Accumulate DOGE. Smart Financing for Strategic Expansion in the Dogecoin Ecosystem

# DOGE Accumulation Strategy » Why It Matters

UNITED DOGECOIN

By mining DOGE at a cost below market price, we leverage operational efficiency to build a core asset base with attractive margins. Rather than selling mined DOGE, we hold it—preserving long-term balance sheet strength and maximizing shareholder value.

Our financing model is intentionally structured to support operations and growth without liquidating mined DOGE. Similar to gold or Bitcoin, we treat DOGE as a strategic hard asset—liquid, decentralized, and poised for long-term appreciation.

## Strategic Alignment

**This accumulation-first strategy aligns directly with our core objectives:**

1. Maximize operational scalability through efficient, low-cost mining
2. Retain mined DOGE to build asset value over time
3. Reward long-term investors with potential yield and capital appreciation
4. Preserve capital flexibility across varying market conditions

# BTC vs DOGE

| Feature / Benefit | Bitcoin (BTC) | Dogecoin (DOGE) |
|---|---|---|
| **Launch Year** | 2009 | 2013 |
| **Original Purpose** | Decentralized digital currency & store of value | Joke/meme coin; later adopted as a light transaction currency |
| **Block Time** | 10 minutes | 1 minute |
| **Transaction Speed** | Slower (avg. 7 tx/sec) | Faster (avg. 33 tx/sec) |
| **Transaction Fees** | Higher (often $1–$5+, higher in congestion) | Lower (typically < $0.10) |
| **Security (Hashrate)** | Extremely high, most secure blockchain | Moderate, shared Scrypt network; smaller ecosystem |
| **Market Capitalization(as of 2025)** | $500–600 billion | $15–20 billion |
| **Supply Cap** | 21 million BTC (fixed supply) | Dogecoin has no fixed supply. There are approximately 5 billion DOGE issued each year, which could be in perpetuity |
| **Inflation Rate** | Deflationary (limited issuance) | Inflationary (It's a fixed annual issuance, not a percentage so as total supply grows, the inflation rate gradually falls over time) |
| **Adoption** | Widely accepted by institutions, merchants, and crypto platforms | Niche use, tipping, and some merchant support (e.g., Tesla for merchandise) |
| **Development Community** | Active, well-funded, long-term protocol development | Smaller dev team; development is intermittent and community-driven |
| **Media/Cultural Popularity** | High institutional and financial credibility | High pop-culture appeal; meme-driven, backed by celebrities & internet communities |
| **Environmental Impact** | High energy usage (Proof of Work) | Lower energy per transaction due to Scrypt + faster blocks, but still PoW |

# MANAGEMENT LEADS



## RYAN TRASOLINI

Chief Executive Officer/ Executive Chairman

Ryan Trasolini is a pioneer in the digital infrastructure space and a recognized leader in institutional cryptocurrency mining. With over a decade of experience building high growth ventures in emerging markets, he has supplied critical hardware to many of the top publicly traded digital mining companies across the TSX and NASDAQ, directly enabling their rise to market dominance.

A founding shareholder of US Bitcoin Corp, Ryan was part of the company's evolution through its merger of equals with Hut 8 (NASDAQ: HUT), forming a $6.5B leading digital infrastructure platform in the sector.

He subsequently co-founded American Data Centers alongside the Trump family, which partnered with Hut 8 to create American Bitcoin (NASDAQ: ABTC). His expertise spans strategic M&A, partnership structuring, structured financing, and full cycle business transformation, with a track record not just of advising, but of building, scaling, and taking companies public himself.



## PADRAIG POWER

Chief Financial Officer

Padraig Power is a seasoned CFO and financial operator with a track record of building the financial infrastructure that high-growth companies need to scale, attract institutional capital, and withstand rigorous investor scrutiny. Trained at Ernst & Young and AIG, he brings enterprise-grade financial discipline to fast-moving environments; specializing in cash flow management, unit economics, close optimization, and diligence readiness.

As Director at both Hiline and Ecom CFO, he has led multi-client finance teams supporting brands through rapid growth, complex inventory operations, and margin pressures; conditions directly analogous to the capital-intensive, operationally complex nature of crypto mining.

# BOARD OF DIRECTORS

UNITED DOGECOIN



### ANDREW KIGUEL

Andrew Kiguel is an accomplished executive and entrepreneur. Andrew has co-founded and provided leadership to several technology companies including Hut 8 Mining. Prior to 2018, Andrew spent over 20 years as an investment banker. He currently acts as the CEO and Chairman of Realbotix Corp.



### PAYNE CONG

ElphaPex

Payne Cong is a strong thought leader and advocate in the Dogecoin community as the Head of Business Development at ElphaPex, the leading manufacturer for DOGE and Litecoin mining machines.

# ADVISORS



### DAN KRIZNIC

Advisor

Dan Kriznic is the Founder and Chairman of High Standard Capital. He played a key role in the early-stage development and financing of several of the industry's most recognized Bitcoin mining companies, including Hive Blockchain Technologies, Marathon Digital Holdings (formerly Marathon Patent Group), and HashChain Technologies (now DigiPowerX).

Dan was instrumental in structuring and closing the company's pivotal acquisition of 6,000 Antminer S9 miners in 2019, at a time when Marathon's market capitalization was around US $6.3 million. Following this foundational transaction, Marathon evolved into one of North America's largest Bitcoin mining companies, reaching a market capitalization of roughly US $7.5 billion by October 2025, representing one of the most significant growth trajectories in the digital-asset mining sector.



### ERIC JONES, M.D.

Advisor

Eric Jones is an early crypto adopter who has been deeply involved in trading, mining, AI, and Web3 innovation since 2011. With over a decade of experience identifying breakthrough opportunities including early support for DOGE, Bitcoin, Tesla, NVIDIA, and SpaceX; Eric brings strategic insight and conviction to advancing Dogecoin's global mission.



### RUIZHE JIA

Advisor

Ruizhe Jia is an Assistant Professor at Stanford University specializing in financial technology and decentralized finance (DeFi). His award-winning research on market design and risk management in digital assets informs global institutions and advances innovation in blockchain, finance and regulatioin.

ELPHAPEX HIVE Nasdaq Listed High Standard CAPITAL CORP. MARATHON DIGITAL HOLDINGS

# USE OF PROCEEDS

UNITED DOGECOIN

| Use of Proceeds USD | |
|---|---|
| DOGE Miners | $11,900,000 |
| Legacy Business | $5,000,000 |
| Closing Costs | $1,500,000 |
| Working Capital | $1,600,000 |
| **Total use of proceeds** | **$20,000,000** |

Initial closing at a minimum of $10,000,000, with potential subsequent closings until a maximum of $20,000,000.

UNITED
DOGECOIN